                   Unaudited Pro Forma Financial Information

The accompanying unaudited Pro Forma Condensed Combined Financial Statements are presented as if the Company had completed the Acquisitions, along with the acquisition of Welcome Inn America 89-1, L.P. ("Welcome") which occurred on August 18, 1995, but excluding the acquisition of the assets of AATI (collectively the "Significant Purchase Acquisitions") at January 9, 1995 (the Company's date of inception) and as if the merger of Studio Plus had been completed at January 1, 1993. The acquisition of AATI has been excluded from Significant Purchase Acquisitions because the purchase price and the unaudited results of operations for the periods , when measured in relation to the Company, did not meet certain materiality standards and can be excluded as permitted by the rules and regulations of the Securities and Exchange Commission. This pro forma information is based in part upon the Consolidated Financial Statements of the Company and Studio Plus and Statements of Operations of Welcome and the Acquisitions, excluding AATI. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


The unaudited Pro Forma Condensed Combined Statements of Income are not necessarily indicative of what the actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the periods discussed above, nor do they purport to represent the results of operations for any future periods. Results of operations and the related earnings or loss per share for future periods will be affected by a number of factors, including but not limited to, the number of facilities opened and the operating results therefrom, interest costs incurred on indebtedness (including the amortization of deferred loan costs), corporate operating and property management expenses, site selection costs and the number of future shares issued.


Certain data and notes normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The accompanying unaudited Pro Forma Condensed Combined Financial Statements and notes should be read in conjunction with the Consolidated Financial Statements of the Company and Studio Plus included in their respective 1995 Form 10-K and Form 10-Q for the quarterly period ended September 30, 1996.

                 EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           as of September 30, 1996
                                  (Unaudited)
                                (in thousands)


                                                         Studio
ASSETS                                   Company          Plus         Merger          Pro Forma
                                        (Historical)   (Historical)   Adjustments      Combined
                                        ------------------------------------------     ---------
Current assets:
 Cash and cash equivalents              $294,398       $   31,663     $                $326,061
 Securities available for sale                             18,227                        18,227
 Accounts receivable, net                                     739             (739)
 Refundable deposits                         658                                            658
 Supply inventories                        1,239                                60(a)     1,299
 Prepaid expenses                            232                               262(a)       494
 Other current assets                      1,224              502              969(a)     2,695
                                        ------------------------------------------     ---------
 Total current assets                    297,751           51,131              552      349,434
                                        ------------------------------------------     ---------
Property and equipment, at cost          189,217           91,426            7,646(a)   288,289
Less accumulated depreciation             (1,530)                           (8,766)(a)  (10,296)
                                        ------------------------------------------     ---------
Property and equipment, net              187,687           91,426           (1,120)     277,993
                                        ------------------------------------------     ---------

Site deposits and preacquisition costs     8,430                             1,120(a)     9,550
Deferred loan costs                        9,005              383                         9,388
Preopening costs, net                                         552             (552)(a)
Other assets                                 652                6                           658
                                        ------------------------------------------     ---------
Total Assets                            $503,525       $  143,498     $                $647,023
                                        ==========================================     =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                       $  1,191       $    3,544     $      6,520(b)  $ 10,985
 Accrued salaries and related expenses       851              522                         1,373
 Due to related parties                       85                                             85
 Other accrued expenses                    5,960              641              358(a)     6,959
 Property taxes                                               512             (512)(a)
 Income taxes payable                                       1,139                         1,139
 Deferred revenue                            186                               154(a)       340
                                        ------------------------------------------     ---------
 Total current liabilities                 8,273            6,358            6,250       20,881

Deferred income taxes                        966            4,846                         5,812
                                        ------------------------------------------     ---------
Total liabilities                          9,239           11,204            6,250       26,693
                                        ------------------------------------------     ---------

Commitments

Shareholders' equity:

 Preferred stock, $.01 value
 Common stock, $.01 par value                683              125               28(c)       836
 Additional paid in capital              492,632          127,207              (28)(c)  619,811
 Unrealized gains on securities
  available for sale, net                                      29                            29
 Retained earnings (deficit)                 971            4,933           (6,250)(b)     (346)
                                        ------------------------------------------     ---------
 Total shareholders' equity              494,286          132,294           (6,250)     620,330
                                        ------------------------------------------     ---------

Total Liabilities & Shareholders'       ------------------------------------------     ---------
 Equity                                 $503,525       $  143,498     $                $647,023
                                        ==========================================     =========

 See accompanying notes to the unaudited pro forma condensed combined financial statements.

                 EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     for the year ended December 31, 1993
                                  (Unaudited)
                                (in thousands)

                                                                 Studio                    Pro Forma    Significant
                                                   Company        Plus        Merger        Combined      Purchase    Pro Forma
                                                (Historical)  (Historical)  Adjustments   (Historical)  Acquisitions   Combined
Revenue:
  Room revenue                                                 $    9,985                  $    9,985                  $    9,985
                                                                      324                         324                         324
  Other revenue                                  ----------    ----------    ----------    ----------    ----------    ----------
                                                                   10,309                      10,309                      10,309
  Total revenue                                  ----------    ----------    ----------    ----------    ----------    ----------

Cost & expenses:
  Property operating expenses                                      (4,458)                     (4,458)                     (4,458)
  Corporate operating expenses                                       (792)                       (792)                       (792)
  Depreciation and amortization                                    (1,313)                     (1,313)                     (1,313)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total costs and expenses                                         (6,563)                     (6,563)                     (6,563)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Income from operations                                              3,746                       3,746                       3,746

Interest expense                                                     (198)                       (198)                       (198)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Income before third party investors interest                        3,548                       3,548                       3,548

Third party investors interest                                     (2,498)                     (2,498)                     (2,498)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Income before income taxes                                          1,050                       1,050                       1,050

Provision for income taxes                       ----------    ----------    ----------    ----------    ----------    ----------

 Net income                                                    $    1,050                  $    1,050                  $    1,050
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Pro forma income data:
  Net income                                                   $    1,050                  $    1,050                  $    1,050
  Pro forma adjustment for income taxes                              (390)                       (390)                       (390)
                                                               ----------                  ----------                  ----------
  Pro forma net income                                         $      660                  $      660                  $      660
                                                               ==========                  ==========                  ==========

See accompanying notes to the unaudited pro forma condensed combined financial statements.

                 EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     for the year ended December 31, 1994
                                  (Unaudited)
                                (in thousands)

                                                               Studio                      Pro Forma     Significant
                                                Company         Plus          Merger       Combined       Purchase     Pro Forma
                                              (Historical)   (Historical)   Adjustments   (Historical)   Acquisitions   Combined

Revenue:
  Room revenue                                                 $11,830                      $11,830                     $11,830
  Other revenue                                                    322                          322                         322
  Total revenue                                ----------      -------        ----------    -------       ---------     -------
                                                                12,152                       12,152                      12,152
                                               ----------      -------        ----------    -------       ---------      -------

Cost & Expenses:
 Property operating expenses                                    (5,256)                      (5,256)                     (5,256)
 Corporate operating expenses                                     (881)                        (881)                       (881)
 Depreciation and amortization                                  (1,472)                      (1,472)                     (1,472)
                                                ----------      -------       ----------     -------       ---------    -------
 Total costs and expenses                                       (7,609)                      (7,609)                     (7,609)

                                                ----------      -------       ----------     -------       ---------    -------

Income from operations                                           4,543                        4,543                       4,543

Interest expense                                                (2,532)                      (2,532)                     (2,532)
                                               ----------      -------       ----------     -------        ---------    -------

Income before third party investors interest                     2,011                        2,011                       2,011

Third party investors interest                                    (358)                        (358)                       (358)
                                               ----------      -------       ----------     -------       ---------     -------
Income before income taxes                                       1,653                        1,653                       1,653

Provision for income taxes
                                               ----------      -------       ----------     -------       ---------     -------

 Net income                                                    $ 1,653                      $ 1,653                     $ 1,653
                                               ==========      =======        ==========    =======       =========     =======
Pro forma income data:
  Net income                                                   $ 1,653                      $ 1,653                     $ 1,653
  Pro forma adjustment for income taxes                           (615)                        (615)                       (615)
                                                               --------                     --------                    --------
  Pro forma net income                                         $ 1,038                      $ 1,038                     $ 1,038
                                                               =======                      =======                     =======

See accompanying notes to the unaudited pro forma condensed combined financial statements.

                 EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     for the year ended December 31, 1995
                                  (Unaudited)
                    (in thousands except per share amounts)

                                                             Studio                      Pro Forma    Significant
                                               Company        Plus        Merger          Combined      Purchase         Pro Forma
                                            (Historical)  (Historical)  Adjustments     (Historical)  Acquisitions       Combined
Revenue:
  Room revenue                               $      817    $   15,309    $               $   16,126    $   12,612 (a)    $   28,738
  Other revenue                                      61           581                           642           675 (a)         1,317
                                             ----------    ----------    ----------      ----------    ----------        ----------
  Total revenue                                     878        15,890                        16,768        13,287            30,055
                                             ----------    ----------    ----------      ----------    ----------        ----------

Cost & expenses:
  Property operating expenses                      (332)       (6,374)                       (6,706)       (5,555) (a)      (12,261)
  Corporate operating expenses                   (2,555)       (2,114)                       (4,669)         (876) (a)       (5,545)
  Depreciation and amortization                    (147)       (1,912)                       (2,059)       (2,047) (a)       (4,106)
                                             ----------    ----------    ----------      ----------    ----------        ----------
  Total costs and expenses                       (3,034)      (10,400)                      (13,434)       (8,478)          (21,912)
                                             ----------    ----------    ----------      ----------    ----------        ----------
Income (loss) from operations                    (2,156)        5,490                         3,334         4,809             8,143

Interest income (expense)                           849        (1,357)                         (508)          (44) (a)         (552)
                                             ----------    ----------    ----------      ----------    ----------        ----------
Income before third party investors interest     (1,307)        4,133                         2,826         4,765             7,591

Third party investors interest                                   (141)                         (141)                           (141)
                                             ----------    ----------    ----------      ----------    ----------        ----------
Income (loss) before income taxes                (1,307)        3,992                         2,685         4,765             7,450

Provision for income taxes                                     (1,670)          523(c)       (1,147)       (1,906) (a)       (3,053)
                                             ----------    ----------    ----------      ----------    ----------        ----------

Net income (loss)                            $   (1,307)   $    2,322    $      523      $    1,538    $    2,859        $    4,397
                                             ==========    ==========    ==========      ==========    ==========        ==========
Net income (loss) per common share           $    (0.05)                                 $    (0.05)                     $    (0.12)
                                             ==========                                  ==========                      ==========
Pro forma income data:
  Net income                                               $    2,322                    $    1,538                      $    4,397
  Pro forma adjustment for income taxes                           176                           176                             176
                                                           ----------                    ----------                      ----------
  Pro forma net income                                     $    2,498                    $    1,714                      $    4,573
                                                           ==========                    ==========                      ==========
  Pro forma net income per share:                          $     0.50                    $     0.05                      $     0.12
                                                           ==========                    ==========                      ==========
Weighted average number of common and
 equivalent shares outstanding during
 the period                                      25,304         4,995         1,135(b)       31,434         5,216(a)     $   36,650
                                             ==========    ==========    ==========      ==========    ==========        ==========

  See accompanying notes to the unaudited pro forma condensed combined financial statements.

                 EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                 for the nine months ended September 30, 1996
                                  (Unaudited)
                (In thousands except per share amounts)

                                                             Studio                      Pro Forma    Significant
                                               Company        Plus        Merger          Combined      Purchase         Pro Forma
                                            (Historical)  (Historical)  Adjustments     (Historical)  Acquisitions       Combined
Revenue:
  Room revenue                               $    8,653    $   16,087                    $   24,740    $    5,172(a)     $   29,912
  Other revenue                                     260           553                           813            41(a)            854
                                             ----------    ----------    ----------      ----------    ----------        ----------
  Total revenue                                   8,913        16,640                        25,553         5,213            30,766
                                             ----------    ----------                    ----------    ----------        ----------

Cost & expenses:
 Property operating expenses                     (3,588)       (6,862)                      (10,450)         (416)(a)       (10,866)
 Corporate operating expenses                    (8,706)       (2,766)                      (11,472)       (1,397)(a)       (12,869)
 Depreciation and amortization                   (1,430)       (2,312)                       (3,742)         (783)(a)        (4,525)
                                             ----------    ----------    ----------      ----------    ----------        ----------
 Total costs and expenses                       (13,724)      (11,940)                      (25,664)       (2,596)          (28,260)
                                             ----------    ----------                    ----------    ----------        ----------
Income (loss) from operations                    (4,811)        4,700                          (111)        2,617             2,506

Interest income                                   8,056        (1,577)                        9,633                           9,633
                                             ----------    ----------    ----------      ----------    ----------        ----------
Income before income taxes                        3,245         6,277                         9,522         2,617            12,139

Provision for income taxes                         (966)       (2,448)         (300)(c)      (3,714)       (1,020)(a)        (4,734)
                                             ----------    ----------    ----------      ----------    ----------        ----------
 Net income                                  $    2,279    $    3,829    $     (300)     $    5,808    $    1,597        $    7,405
                                             ==========    ==========    ==========      ==========    ==========        ==========
 Net income per commom share                 $     0.04    $     0.34                    $     0.08                      $     0.10
                                             ==========    ==========                    ==========                      ==========
Weighted average number of common and
equivalent shares outstanding during
the period                                       55,908        11,181         2,540(b)       69,629         2,515(a)         72,144
                                             ==========    ==========    ==========      ==========    ==========        ==========



 See accompanying notes to the unadited pro forma condensed combined financial statements.

                 Extended Stay America, Inc. and Subsidiaries

          Notes to Pro Forma Condensed Combined Financial Statements
                                  (unaudited)

1.  Basis of Presentation

       Historical

The historical Condensed Consolidated Financial Statements of the Company and of Studio Plus include the accounts of the Company and its subsidiaries and of Studio Plus and its subsidiary, respectively. All significant intercompany balances within each company have been eliminated. The Company was formed on January 9, 1995. Studio Plus was formed on December 19, 1994 and on June 26, 1995 acquired through merger and exchange of partnership interests all of the assets of Studio Plus, Inc. and the corporations and partnerships (collectively, the "Predecessor Entities") which owned and operated StudioPLUS hotels. The historical Condensed Consolidated Statements of Income of Studio Plus for the years ended December 31, 1993, 1994 and 1995 reflect combined financial data for the Predecessor Entities, accounted for as if the combination of the Predecessor Entities were a pooling of interests. Income taxes on earnings were paid by shareholders and partners of the Predecessor Entities. Accordingly, income taxes are provided on a pro forma basis for the years ended December 31, 1993, 1994 and 1995.

       The Merger

The Merger has been accounted for in the Pro Forma Condensed Combined Financial Statements using the pooling of interests method of accounting whereby the accounts of Extended Stay America, Inc. and subsidiaries are combined with the accounts of Studio Plus as though both companies operated as one business for the periods presented. The non-recurring costs associated with the Merger, estimated to be $6.25 million, have been excluded from the Pro Forma Condensed Combined Statements of Income to more accurately reflect the actual operation of the companies. These costs will be expensed in the period that the Merger is consummated.


       Significant Purchase Acquisitions

The Pro Forma Condensed Combined Statements of Income reflect the results of the operations for the Significant Purchase Acquisitions for the respective periods as if they were acquired as of January 9, 1995 (the date of inception of the Company). These acquisitions were accounted for using the purchase method of accounting.


2.  Earnings Per Share

Earnings per share have been calculated by dividing the net income by the outstanding shares of Common Stock, adjusted to reflect the issuance of the additional shares to be issued in the Merger at a ratio of 1.2272 shares per share of Studio Plus Common Stock. Prior to June 26,1995 the assets of Studio Plus were owned and operated by the Predecessor Entities. The outstanding shares and other equity interests of the Predecessor Entities differ substantially from the shares of Common Stock of Studio Plus outstanding after the initial public offering by Studio Plus on June 26, 1995. Accordingly, Studio Plus has not historically presented earnings per share information for the years ended December 31, 1993 and 1994.

                 Extended Stay America, Inc. and Subsidiaries

                                  (unaudited)


The weighted average number of common and equivalent shares outstanding during the period and the related earnings per share data as reflected in the historical Consolidated Statements of Operations for the year ending December 31, 1995 for both the Company and Studio Plus have been adjusted to give effect to the stock splits occurring in 1996.

3.  Pro Forma Adjustments

      Pro Forma Balance Sheet

          a) To reclassify certain assets and liabilities of Studio Plus to conform with the Company's presentation.

          b)   To reflect the estimated costs associated with the Merger.

          c) To reflect the issuance of 2,843,818 incremental shares of Common Stock in the Merger and the elimination of a corresponding amount of additional paid in capital.

     Pro Forma Statements of Income

          a) To reflect the results of operations of the Significant Purchase Acquisitions for the respective periods as if they were acquired as of January 9, 1995 (the date of inception of the Company).

          b) To reflect the issuance of the incremental shares of Common Stock of the Company in the Merger based on a ratio of 1.2272 shares per share of Studio Plus Common Stock.

          c) To reflect the adjustment in the provision for income taxes resulting from the combination on a pro forma basis.